Semiannual Report
Growth &
Income
Fund

June 30, 2002

T. Rowe Price(registered trademark) (registered trademark)


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Growth & Income Fund

o Stock prices tumbled during the first six months of 2002, reflecting concerns about the quality of corporate financial information, the economic recovery, and the international political environment.

o The fund trailed its benchmarks for the six-month period and was mixed over 12 months.

o Health care service providers and regional banks were among the few bright spots, while pharmaceutical and telecommunications services stocks were the largest performance detractors.

o We expect a more favorable market environment ahead, as low interest rates and fiscal stimulus should boost demand for goods and services.


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Fellow Shareholders

Stock prices tumbled during the first six months of 2002, reflecting broad concerns about the integrity of corporate financial information, the strength of the economic recovery, and instability in the world political environment. While technology and telecommunications continued to suffer more dramatically than other sectors, the damage was widespread as only three of 10 S&P 500 sectors advanced. Value stocks again performed better than growth stocks, and large-caps, particularly those that have grown through acquisitions, were down more sharply than small- and mid-caps.

Your fund posted a 14.56% loss for the six-month period ended June 30, 2002, trailing the S&P 500 Stock Index, Lipper Large-Cap Core Funds Index, and Lipper Growth & Income Funds Index. The fund's 12-month loss, 14.93%, was better than the S&P 500 and Lipper Large-Cap Core Funds Index but underperformed the Lipper Growth & Income Funds Index by about two percentage points.


  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/02                           6 Months            12 Months

  Growth & Income Fund                             -14.56%              -14.93%

  S&P 500 Stock Index                               -13.16               -17.99

  Lipper Large-Cap Core
  Funds Index                                       -12.36               -17.15

  Lipper Growth & Income
  Funds Index                                        -8.62               -12.91
  ------------------------------------------------------------------------------


MARKET ENVIRONMENT

     We witnessed a clear divergence between the encouraging performance of the U.S. economy and the troubling behavior of the major stock indexes in the first half of 2002. U.S. gross domestic product grew at a robust 6.1% annual pace in the first quarter and likely 2% to 3% in the second. Inflation remained quite low, productivity continued to advance, industrial production began to recover, and consumer confidence stayed reasonably high.

     The stock market, on the other hand, continued its slide. Awareness of the risks associated with investing in stocks increased-in some cases dramatically. As well, per share profits-the single most important driver of long-term stock returns-failed to demonstrate notable signs of improvement.

     Beyond the cyclical risks associated with an economic downturn, investors were faced with continued threats of terrorism and renewed unrest and violence in the Middle East. While the market has repeatedly faced and overcome macroeconomic and geopolitical concerns, we believe something more profound contributed to the market's recent losses. The revelation of bull market abuses by capital market participants broke investors' trust. These abuses ranged from aggressive accounting to outright fraud, involved both new-economy ventures and blue chip companies, and directly impacted a small fraction of your fund's holdings. For instance, we have a position in Bristol-Myers Squibb, which sold more drugs to wholesalers than the demand for those drugs could support, thereby inflating sales and earnings at the expense of future results. WorldCom, a holding that we sold in the spring, failed to report almost $4 billion of expenses over five quarters. Qwest Communications, which we did not own, and other long-distance companies entered into "capacity swaps" that artificially boosted revenues and profits.

     In a pattern repeated in several high-profile cases, corporate executives attempted to sustain share price momentum in the face of declining business fundamentals by stretching to hit analysts' earnings estimates. Corporate boards failed to impose restraint on these executives, auditors blessed the questionable accounting practices employed by these executives, while certain Wall Street analysts knowingly recommended poor investments.

     These issues are particularly troublesome since reliable financial information is a necessary condition for properly functioning capital markets. Nonetheless, we believe that the overwhelming majority of publicly filed financial information is credible. Furthermore, issues surrounding the integrity of corporate financial information are now front and center. The New York Stock Exchange has proposed more stringent corporate governance criteria, and Congress is seeking to establish an accounting oversight board. The SEC may soon require the CEO and CFO of every public company with $1.2 billion or more in revenues to certify the accuracy of their company's quarterly and annual financial statements. Investors are questioning boards, and boards are questioning executives. Going forward, we expect a renewed emphasis on compliance, conservatism, and transparency that will improve on a financial reporting system that is already the most timely and stringent in the world. Beyond these efforts, we fully recognize that it will take time for companies and the market to rebuild investors' trust.


PORTFOLIO STRATEGY AND REVIEW

     Your fund's performance was hampered by poor returns in two sectors-telecommunications services and pharmaceuticals. While the fundamental deterioration in both of these sectors has been severe, we believe that our holdings in these sectors will provide compelling returns from current levels.

     Within the telecommunications services sector, WorldCom, AT&T, and Vodafone were among the fund's biggest losers for the last six months. We continue to believe that the fundamental outlook for those companies that survive the industry shakeout should improve markedly. However, we did take steps to protect your fund against further losses in those companies most exposed to the sector's steep decline. For instance, we eliminated the WorldCom position well before news of corporate fraud was divulged, as it became apparent that the company's fundamentals were not improving and the balance sheet continued to deteriorate. We also eliminated positions in Sprint, due to concerns about the level of debt the company had taken on to support its PCS division.

     The telecommunications services industry supply structure is improving, thanks to the failure of many alternative carriers, consolidation among existing carriers, and lower capital spending. Underlying demand has historically grown faster than the overall economy, and we expect this to continue. Once supply adjustments run their course, demand growth should lead to stable prices and eventually strong earnings and cash flow. As a result, we remain committed to our positions in AT&T, Vodafone, Verizon Communications, and SBC Communications. AT&T and Verizon were among the fund's largest purchases during the six-month period.

     Pharmaceutical companies were also poor performers in the first half. The fundamentals underpinning the pharmaceutical industry are as challenging now as they have been in decades due to patent expirations, generic competition, a dearth of new products, and a nettlesome regulatory environment. As a result, four of the seven largest pharmaceutical companies will likely report earnings declines in 2002. Although the entire industry faces these challenges, Pfizer, Wyeth, and Pharmacia-our three biggest pharmaceutical holdings-are projected to generate double-digit revenue and earnings growth over the next three years, driven by FDA-approved drugs with strong patent protection. Eli Lilly, one of our largest purchases during the second quarter, has an industry-leading pipeline of new drugs that should fuel revenue growth starting in 2003. The fundamental prospects for these companies, combined with compelling valuations, should offer attractive returns for several years if the market again embraces the growth potential offered by aging populations and unmet therapeutic needs.


Security Diversification
--------------------------------------------------------------------------------

Financials                                                         27%

Consumer                                                           18%

Health Care                                                        17%

Industrials, Business Services, and Materials                      16%

Information Technology                                              9%

Energy and Utilities                                                7%

Telecommunication Services                                          5%


Reserves and Other                                                  1%

Based on net assets as of 6/30/02.
--------------------------------------------------------------------------------

     While the health care sector's first-half returns were dragged down by the poor performance of pharmaceutical and biotechnology stocks, health care services providers generated attractive returns. UnitedHealth Group, CIGNA, and HCA were all among your fund's top 10 contributors.

     Regional banks U.S. Bancorp and Bank of America were also solid contributors as investors started to discount an improvement in commercial loan loss costs and a corresponding increase in profitability for these companies.

     Firms that have grown through acquisition, including Tyco International and Omnicom, have come under increasing scrutiny. We would note that neither of these firms has had to restate revenues or earnings as a result of such scrutiny. Although we prefer organic growth and acknowledge that many acquirers have abused restructuring charges, we believe that acquisitions can be an important use of free cash flow. Holdings including Danaher and Citigroup have developed enviable long-term records of creating shareholder value through identifying and integrating sound acquisitions.


OUTLOOK

     We expect at least a moderately more favorable market environment ahead. The combination of low interest rates and fiscal stimulus should build on the economic recovery and boost demand for goods and services. We believe corporations are well positioned to translate stronger demand into profits, thanks to inventory and cost reductions undertaken over the last 18 months. Although stocks are not cheap by long-term historical standards, they have become more attractive, given the current interest rate environment.


Financial Profile
--------------------------------------------------------------------------------

                                                  Growth &
As of 6/30/02                                  Income Fund              S&P 500
--------------------------------------------------------------------------------

Current Yield                                          1.7%                 1.6%

Price/Book Ratio                                      3.5X                 3.8X

Price/Earnings Ratio
(2002 estimated EPS)*                                19.6X                19.5X

Historical Beta
(based on monthly
returns for 5 years)*                                 0.78                 1.00

* Source data: IBES. Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

     There are several issues that keep us from being overly optimistic. The domestic economic recovery may not be as vigorous as prior recoveries. Because the 2001 recession was mild and short by historical standards, and partly because consumers continued to spend, there is not much pent-up demand for consumer goods. As a result, to a larger-than-normal degree, the resilience and strength of the domestic economy will depend on a global recovery. While we expect a solid rebound in corporate profits to accompany a continuing economic expansion, consensus expectations may be too optimistic. Regardless of the economy and profits, investor faith in many elements of the capital markets has been badly bruised, and we expect it will take time to restore that confidence and to rebuild investors' appetites for stocks.

     In any event, we believe the outlook for the Growth & Income Fund is strong. Most of your fund's holdings generate substantial free cash flow, which can be used to reinvest in their businesses, increase dividends, buy back shares, or make acquisitions. Despite the market's challenges, the quality and potential of our holdings encourage us. Our team of talented analysts will continue to search for companies where our research suggests profits will be higher, growth will be more durable, or risk will be lower than the market perceives. Opportunities with these characteristics are more plentiful now than they have been in several years. We appreciate your confidence in T. Rowe Price and your continued support.

     Respectfully submitted,

     Robert W. Sharps
     Chairman of the fund's Investment Advisory Committee

     July 19, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------

Pfizer                                                            3.6%

Citigroup                                                         3.0

Wyeth                                                             2.5

Freddie Mac                                                       2.1

Viacom                                                            2.1
--------------------------------------------------------------------------------

Target                                                            2.1

CIGNA                                                             2.0

Bank of America                                                   1.9

First Data                                                        1.9


XL Capital                                                        1.7
--------------------------------------------------------------------------------

Transocean                                                        1.6

Verizon Communications                                            1.6

Dow Chemical                                                      1.5

U.S. Bancorp                                                      1.5

Microsoft                                                         1.5
--------------------------------------------------------------------------------

American International Group                                      1.5

Baxter International                                              1.5

AT&T                                                              1.5

Pharmacia                                                         1.5

Vodafone                                                          1.4
--------------------------------------------------------------------------------

J.P. Morgan Chase                                                 1.3

Fannie Mae                                                        1.3

GE                                                                1.3

Walgreen                                                          1.3

FleetBoston Financial                                             1.3
--------------------------------------------------------------------------------

Total                                                            44.5%


Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size


6 Months Ended 6/30/02


Ten Largest Purchases
--------------------------------------------------------------------------------

Verizon Communications

Lexmark International*

AT&T

Microsoft

UPS*

Honeywell International*

State Street*

Sysco

GAP*

Bank of America
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------

Marathon Oil

ACE Limited

Wellpoint Health Networks**

Sprint**

Allergan**

Flextronics**

Hartford Financial Services Group

Amerada Hess**

Unocal**

El Paso Corporation

*    Position added

**   Position eliminated

--------------------------------------------------------------------------------

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


GROWTH & INCOMEFUND
--------------------------------------------------------------------------------

As of 6/30/02


                                                    Lipper               Growth
                                  S&P 500   Large-Cap Core             & Income
                                  Index        Funds Index                 Fund
--------------------------------------------------------------------------------

6/92                              10,000            10,000               10,000
6/93                              11,363            11,528               12,041
6/94                              11,522            11,655               12,215
6/95                              14,527            14,068               14,508
6/96                              18,304            17,290               18,085
6/97                              24,655            22,396               23,347
6/98                              32,092            29,008               27,746
6/99                              39,395            34,347               31,628
6/00                              42,249            37,933               30,143
6/01                              35,983            31,798               31,208
6/02                              29,511            26,346               26,548
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods
Ended 6/30/02           1 Year         3 Years         5 Years        10 Years

Growth & Income
Fund                   -14.93%          -5.67%            2.60%          10.26%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $  22.82   $  24.44   $  24.44   $  26.25   $  26.36   $  22.63

Investment activities

  Net investment

  income (loss)    0.07       0.25       0.34       0.49       0.55       0.55

  Net realized and
  unrealized
  gain (loss)     (3.37)     (0.83)      1.83       0.46       2.00       4.71

  Total from
  investment
  activities      (3.30)     (0.58)      2.17       0.95       2.55       5.26


Distributions
  Net investment
  income          (0.06)     (0.26)     (0.34)     (0.51)     (0.53)     (0.56)

  Net realized
  gain            (0.15)     (0.78)     (1.83)     (2.25)     (2.13)     (0.97)

  Total
  distributions   (0.21)     (1.04)     (2.17)     (2.76)     (2.66)     (1.53)


NET ASSET VALUE

End of period     19.31      22.82      24.44      24.44      26.25      26.36

Ratios/Supplemental Data

Total return^    (14.56)%    (2.17)%     8.97%      3.78%      9.96%     23.53%


Ratio of total
expenses to average
net assets         0.79%!     0.81%      0.77%      0.77%      0.77%      0.78%

Ratio of net
investment
income (loss)
 to average
net assets         0.67%!     1.08%      1.35%      1.78%      2.03%      2.22%

Portfolio
turnover rate     54.6%!     65.9%      80.3%      20.3%      20.5%      15.7%

Net assets, end
of period
(in millions)  $  1,998   $  2,394   $  2,989   $  3,440   $  3,563   $  3,447
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002


Statement of Net Assets                              Shares/Par           Value
--------------------------------------------------------------------------------
                                                            In thousands


  Common Stocks 98.3%

  CONSUMER DISCRETIONARY 10.5%

  Automobiles 1.0%

  Ford Motor                                       525,000             $  8,400

  GM                                               230,000               12,294

                                                                         20,694


  Hotels, Restaurants & Leisure 0.5%

  Starwood Hotels & Resorts
  Worldwide, REIT                                  275,000                9,045

                                                                          9,045


  Media 5.0%

  AOL Time Warner *                                950,000               13,975

  Clear Channel Communications *                   625,000               20,012

  Disney                                           725,000               13,703

  Omnicom                                          225,000               10,305

  Viacom, Class B *                                925,000               41,042

                                                                         99,037


  Multiline Retail 2.0%

  Target                                         1,075,000               40,957

                                                                         40,957


  Specialty Retail 2.0%

  GAP                                            1,000,000               14,200

  Home Depot                                       700,000               25,711

                                                                         39,911

  Total Consumer Discretionary                                          209,644


  CONSUMER STAPLES 6.4%

  Beverages 1.7%

  Coca-Cola                                        250,000               14,000

  PepsiCo                                          400,000               19,280

                                                                         33,280


  Food & Drug Retailing 2.4%

  Sysco                                            800,000               21,776

  Walgreen                                         675,000               26,075

                                                                         47,851


  Food Products 0.4%

  General Mills                                    200,000             $  8,816

                                                                          8,816


  Household Products 0.7%

  Colgate-Palmolive                                301,000               15,065

                                                                         15,065


  Tobacco 1.2%

  Philip Morris                                    550,000               24,024

                                                                         24,024

  Total Consumer Staples                                                129,036



  ENERGY 6.4%

  Energy Equipment & Services 2.5%

  Baker Hughes                                     560,000               18,642

  Transocean                                     1,025,000               31,929

                                                                         50,571


  Oil & Gas 3.9%

  BP ADR                                           435,000               21,963

  ChevronTexaco                                    250,000               22,125

  Exxon Mobil                                      300,000               12,276

  Marathon Oil                                     750,000               20,340

                                                                         76,704

  Total Energy                                                          127,275



  FINANCIALS 26.6%

  Banks 7.9%

  Bank of America                                  550,000               38,698

  Bank of New York                                 490,000               16,538

  FleetBoston Financial                            800,000               25,880

  Mellon Financial                                 730,000               22,944

  Northern Trust                                   290,000               12,777

  U.S. Bancorp                                   1,325,000               30,939

  Wells Fargo                                      200,000               10,012

                                                                        157,788


  Diversified Financials 10.7%

  Citigroup                                      1,525,000               59,094

  Fannie Mae                                       360,000               26,550

  Franklin Resources                               325,000             $ 13,858

  Freddie Mac                                      700,000               42,840

  Goldman Sachs Group                              175,000               12,836

  J.P. Morgan Chase                                785,000               26,627

  Morgan Stanley                                   570,000               24,556

  State Street                                     165,000                7,375

                                                                        213,736



  Insurance 6.5%

  ACE Limited                                       59,600                1,883

  Allstate                                         510,000               18,860

  American International Group                     435,000               29,680

  Hartford Financial Services Group                350,000               20,814

  John Hancock Financial Services                  225,000                7,920

  Marsh & McLennan                                 184,200               17,794

  XL Capital, Class A                              400,000               33,880

                                                                        130,831


  Real Estate 1.5%

  Archstone-Smith Trust, REIT                      500,000               13,350

  Equity Office Properties, REIT                   520,000               15,652

                                                                         29,002

  Total Financials                                                      531,357


  HEALTH CARE 16.7%

  Health Care Equipment & Supplies 2.0%

  Baxter International                             665,000               29,559

  Guidant *                                        325,000                9,825

                                                                         39,384


  Health Care Providers & Services 3.9%

  CIGNA                                            400,000               38,968

  HCA                                              345,000               16,388

  UnitedHealth Group                               250,000               22,887

                                                                         78,243


  Pharmaceuticals 10.8%

  Bristol-Myers Squibb                             450,000               11,565

  Eli Lilly                                        305,000               17,202

  Johnson & Johnson                                375,000               19,597

  Pfizer                                         2,075,000               72,625

  Pharmacia                                        775,000             $ 29,024

  Schering-Plough                                  625,000               15,375

  Wyeth                                            995,000               50,944


                                                                        216,332

  Total Health Care                                                     333,959


  INDUSTRIALS & BUSINESS SERVICES 11.6%

  Aerospace & Defense 1.0%

  General Dynamics                                  45,000                4,786

  Honeywell International                          450,000               15,853

                                                                         20,639


  Air Freight & Logistics 1.0%

  UPS, Class B                                     315,000               19,451

                                                                         19,451


  Building Products 1.1%

  Masco                                            775,000               21,011

                                                                         21,011


  Commercial Services & Supplies 2.8%

  Concord EFS *                                    600,000               18,084

  First Data                                     1,000,000               37,200

                                                                         55,284


  Industrial Conglomerates 1.9%

  GE                                               900,000               26,145

  Tyco International                               908,200               12,270

                                                                         38,415


  Machinery 1.8%

  Danaher                                          360,000               23,886

  Pall                                             600,000               12,450

                                                                         36,336


  Road & Rail 2.0%

  Burlington Northern Santa Fe                     600,000               18,000


  Union Pacific                                    350,000               22,148

                                                                         40,148

  Total Industrials & Business Services                                 231,284


  INFORMATION TECHNOLOGY 7.4%

  Communications Equipment 1.3%

  Motorola                                         855,000             $ 12,329

  Nokia ADR                                        895,000               12,960

                                                                         25,289


  Computers & Peripherals 2.0%

  Hewlett-Packard                                1,184,000               18,092

  Lexmark International, Class A *                 401,000               21,814

                                                                         39,906


  Semiconductor Equipment & Products 1.9%

  Analog Devices *                                 480,000               14,256

  Maxim Integrated Products *                      385,000               14,757

  Texas Instruments                                340,000                8,058

                                                                         37,071


  Software 2.2%

  Adobe Systems                                    320,000                9,120

  Microsoft *                                      550,000               30,085

  Siebel Systems *                                 400,000                5,688

                                                                         44,893

  Total Information Technology                                          147,159


  MATERIALS 3.4%

  Chemicals 1.5%

  Dow Chemical                                     900,000               30,942

                                                                         30,942


  Metals & Mining 1.2%

  Alcoa                                            700,000               23,205

                                                                         23,205


  Paper & Forest Products 0.7%

  International Paper                              300,000               13,074

                                                                         13,074

  Total Materials                                                        67,221


  TELECOMMUNICATION SERVICES 5.2%

  Diversified
  Telecommunication Services 3.8%

  AT&T                                           2,725,000             $ 29,157

  SBC Communications                               525,000               16,013

  Verizon Communications                           775,000               31,116

                                                                         76,286


  Wireless
  Telecommunication Services 1.4%

  Vodafone ADR                                   2,015,000               27,505

                                                                         27,505

  Total Telecommunication Services                                      103,791


  UTILITIES 0.7%

  Gas Utilities 0.7%

  El Paso Corporation                              670,000               13,809

  Total Utilities                                                        13,809

  Total Miscellaneous
  Common Stocks 3.4%                                                     68,488

  Total Common Stocks
  (Cost 1,715,299)                                                    1,963,023

  Convertible
  Preferred Stocks 1.0%

  Ford Motor Company
  Capital Trust II                                 275,000               15,469

  Lucent Technologies
  Capital Trust I, 144A*                            11,500                5,494

  Total Convertible Preferred
  Stocks (Cost 24,698)                                                   20,963

  Convertible Bonds 0.3%

  GAP, Sr. Notes, 144A, 5.75%, 3/15/09           4,815,000                5,573


  Total Convertible Bonds (Cost 4,815)                                    5,573



  Short-Term Investments 0.8%

  Money Market Fund 0.8%

  T. Rowe Price Reserve
  Investment Fund, 1.95%#                       15,696,106               15,696


  Total Short-Term
  Investments (Cost 15,696)                                              15,696



T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

                                                                   Value
--------------------------------------------------------------------------------
                                                                In thousands


Total Investments in Securities

100.4% of Net Assets (Cost 1,760,508)                       2,005,255



Other Assets Less Liabilities                                  (7,340)



NET ASSETS                                                  1,997,915


Net Assets Consist of:

Undistributed net investment income (loss)                      1,261

Undistributed net realized gain (loss)                        (41,967)

Net unrealized gain (loss)                                    244,747

Paid-in-capital applicable
to 103,464,900 shares of
0.01 par value capital stock
outstanding; 500,000,000
shares authorized                                           1,793,874

NET ASSETS                                                  1,997,915

NET ASSET VALUE PER SHARE                                       19.31

--------------------------------------------------------------------------------

   # Seven-day yield

   * on-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to 11,067 and represents 0.6% of net assets

ADR  American Depository Receipts

REIT Real Estate Investment Trust


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02
--------------------------------------------------------------------------------

  Investment Income (Loss)

  Income

     Dividend                                              $   15,612

     Interest                                                     632

     Total income                                              16,244



  Expenses
     Investment management                                      6,399

     Shareholder servicing                                      2,198

     Custody and accounting                                        90

     Prospectus and shareholder reports                            74

     Proxy and annual meeting                                      37

     Registration                                                  14

     Legal and audit                                                8

     Directors                                                      8

     Total expenses                                             8,828

     Expenses paid indirectly                                     (71)

     Net expenses                                               8,757

  Net investment income (loss)                                  7,487



  Realized and Unrealized Gain (Loss)



  Net realized gain (loss)



     Securities                                               (42,161)

     Written options                                              117

     Net realized gain (loss)                                 (42,044)

  Change in net unrealized gain (loss) on securities         (309,041)

  Net realized and unrealized gain (loss)                    (351,085)


  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                    $(343,598)
                                                            ---------



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01
--------------------------------------------------------------------------------

  Increase (Decrease) in Net Assets

  Operations

     Net investment income (loss)               $    7,487           $  27,821

     Net realized gain (loss)                      (42,044)             150,028

     Change in net unrealized gain (loss)         (309,041)            (235,823)

     Increase (decrease) in net
     assets from operations                       (343,598)             (57,974)


  Distributions to shareholders

     Net investment income                          (6,226)             (28,410)

     Net realized gain                             (15,649)             (89,913)

     Decrease in net assets
     from distributions                            (21,875)            (118,323)


  Capital share transactions *
     Shares sold                                    93,593              225,176

     Distributions reinvested                       21,171              115,060

     Shares redeemed                              (145,813)            (758,730)

     Increase (decrease) in
     net assets from capital
     share transactions                            (31,049)            (418,494)


  Net Assets
  Increase (decrease) during period               (396,522)            (594,791)

  Beginning of period                            2,394,437            2,989,228

  End of period                                 $1,997,915           $2,394,437
                                                -------------------------------


  *Share information

     Shares sold                                     4,289                9,705

     Distributions reinvested                          981                5,209

     Shares redeemed                                (6,716)             (32,326)

     Increase (decrease) in
     shares outstanding                             (1,446)             (17,412)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------


T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled 71,000 and 0, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the six months ended June 30, 2002, were as follows:
     ---------------------------------------------------------------------------

                                                                      Number of
                                                 Contracts             Premiums
     ---------------------------------------------------------------------------

     Outstanding at
     beginning of period                              --                   --

     Written                                         1,000              117,000

     Expired                                        (1,000)            (117,000)

     Outstanding at
     end of period                                    --                   --
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated 608,835,000 and 624,299,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled 1,760,508,000. Net unrealized gain aggregated 244,747,000 at period-end, of which 448,103,000 related to appreciated investments and 203,356,000 related to depreciated investments.


NOTE 4 - RELATED PARTYTRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled 970,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled 1,546,000 for the six months ended June 30, 2002, of which 239,000 was payable at period-end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of
     T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended June 30, 2002, the fund was allocated 331,000 of Spectrum expenses, of which 75,000 related to services provided by Price and 26,000 was payable at period-end. At June 30, 2002, approximately 13.6% of the outstanding shares of the fund were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled 289,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.
("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)
2001

President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1982

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1994

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1994

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company

--------------------------------------------------------------------------------
Hubert D. Vos
(8/2/33)
1994

Owner/President, Stonington Capital Corp., a private investment company

--------------------------------------------------------------------------------
Paul M. Wythes
(6/23/33)
1982

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
Independent Directors
--------------------------------------------------------------------------------

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Other Directorships of Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997
[32]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1982
[98]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited;
Vice President, Growth & Income Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44)
1994
[98]

Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman and Director, T. Rowe Price Global
Asset Management Limited; Vice President and Director, T. Rowe Price Trust Company; Director, T. Rowe Price Global Investment Services Limited and T. Rowe
 Price International, Inc.
--------------------------------------------------------------------------------

**Each inside director serves until the election of a successor.

--------------------------------------------------------------------------------

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Stephen W. Boesel (12/28/44)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Arthur B. Cecil III (9/15/42)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Giri Devulapally (11/18/67)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

--------------------------------------------------------------------------------

Michael W. Holton (9/25/68)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Growth & Income Fund

Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company

--------------------------------------------------------------------------------
David M. Lee (11/13/62)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Growth & Income Fund

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Karen M. Regan (4/16/67)
Vice President, Growth & Income Fund

Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Jeffrey Rottinghaus (2/20/70)
Vice President, Growth & Income Fund

Employee, T. Rowe Price; formerly Information Technology Consultant,
Kelly-Levey & Associates (to 1999); student, Wharton School, University of Pennsylvania (to 2001)
--------------------------------------------------------------------------------

Robert W. Sharps (6/10/71)
President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

--------------------------------------------------------------------------------
Robert W. Smith (4/11/61)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

R. Candler Young (9/28/71)
Vice President, Growth & Income Fund

Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS
Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
                                                 F54-051  6/30/02